Mid-Atlantic 2002 Super-Community Bank Conference October 29, 2002
Company Overview Roger Moyer President and Chief Executive Officer

Forward-Looking Statement This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sterling Financial Corporation. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company's business, competitive pressures, general economic conditions and the risk factors detailed in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.
Sterling Today $2.1 billion financial holding company Headquartered in Lancaster, PA. 51 offices and 55 ATM's in south central PA and northern MD markets Provides a wide array of financial services to individuals, businesses and organizations

Stockholder Information Listed on Nasdaq NM: SLFI $394 million market cap at 9/30/02 16.9 million shares outstanding 15.3% insider ownership 7.6% institutional ownership 2.9% dividend yield
High Performance Goals Annual EPS growth Greater than 10% Return on Avg. Real. Equity Greater than 16% Efficiency Ratio (Adj) Less than 60%

A Company on the Move 1998 1999 2000 2001 9/30/2002 West 919.3 1059.4 1726.1 1861.4 2146.38 Assets ($Millions)
A Company on the Move 1998 1999 2000 2001 2002** West 16.4 17.6 18.2 18.7 18.1 6 0 Operating Income* * Core, adjusted to exclude unusual items ** Annualized based on 9-months results

Sustained Profitability 1999 2000 2001 YTD 2002 West 0.1442 0.154 0.1328 0.1445 Return on Average Realized Equity * * Core, adjusted to exclude unusual items
A Company on the Move: Our Design for High Performance A focus on our people Building a diversified financial services organization Expansion in growing markets Relationship management model Profitable growth

The Right Team Successful leadership transition Effective, experienced team in place Corporate-wide consensus on goals Partnership philosophy Attract talented people throughout SLFI
The Right Pieces Over 167 years of history: Four bank affiliates Leasing Insurance Trust and investment company HR consulting Mid-Atlantic correspondent banking

Bank Affiliates Bank of Lancaster County, N.A. Established in 1863 Flagship bank 31 branch locations in Lancaster County $1.046 billion in total deposits #2 market share in Lancaster County, PA
Bank Affiliates First National Bank of North East Established in 1903 Acquired in 1999 4 branch locations in Cecil County, MD $95 million in total deposits #2 in market share in Cecil County, MD

Bank Affiliates Bank of Hanover and Trust Company Established in 1835 Acquired in 2000 14 branches in York and Adams County (PA) & Carroll Co (MD) $553 million in total deposits #3 in market share in Adams County and #6 in York County
Bank Affiliates Bank of Lebanon County Established in 2001 Division of Bank of Lancaster County, N.A 2 branch locations in Lebanon County

Growth through Diversification Town & Country Leasing Sterling Financial Trust Company Equipment Finance, Inc. Professional Services Group Insurance Services Correspondent Services Group "More than a Bank"
Leasing Affiliates Town & Country, Inc. Established in 1958 Acquired in 1983 Specializing in fleet management & equipment leasing Over $160 million in assets

Leasing Affiliates Equipment Finance, Inc. Headquartered in Lancaster, PA Established in 1940's Acquired in 2002 Specializes in financing forestry and land clearing equipment since 1983 $115 million in assets
Insurance Affiliates Lancaster Insurance Group, LLC Personal and business lines Established in 1999 Bankers Settlement Services Title insurance agency Formed in 2000 Pennbanks Insurance Company Credit, Life and Health off-shore captive re- insurer Formed in 2000

Combined existing bank affiliate trust departments into new entity $931 million in assets under management (as of September 30, 2002) Revenue increased 10% in a down market Attracted 93 new relationships with $133 million in assets
Loan Composition September 30, 2002 Res. Mtg. Leasing C&I Consumer Comm. Mtg. Finance Rec. East 0.08 0.07 0.2 0.22 0.36 0.07 EOP Total loans = $1.28 billion

Funding Composition September 30, 2002 Non-interest bearing NOW Money Market Savings CDs Debt East 0.11 0.15 0.13 0.1 0.4 0.11
Superior Demographics Pennsylvania Source: US Census Bureau Lancaster York Lebanon Adams Carroll Cecil Population 470,658 381,751 120,327 91,292 150,897 85,951 Growth Rate (since 1990) 11.3% 12.4% 5.8% 16.6% 22.3% 20.5% Growth Rank in State #9/67 #8/67 #24/67 #4/67 #5/24 #6/24 Median Income $43,119 $43,488 $38,657 $41,000 $56,000 $44,650 Maryland

The Right Markets High Performance Markets Medium Performance Markets Low Performance Markets
Expansion Strategy Acquisitions De novo banks De novo branching

Setting the Foundation Integration success A relationship-based culture A conservative credit culture
Integration Success Smooth leadership transition Bank of Hanover Sterling Financial Trust Credit function CSCS Profitability Systems Combined back office

Relationship Management



We're here to help
Accountabilit
y
Fun!
Equipment
Finance
Bankin
g
Team >
Me
Customer
Loyalty
resulting in
Long-term
Profitability
Human
Resource
Consulting
Communicatio
n
Leasin
g
New
Technology
Delivery
Channels
Insuranc
e
Sterling
Standard
s
Correspondent
Banking
Wealth
Management
Learnin
g
Passion
Change =
Opportunity
Information

A Conservative Credit Culture Local decision making A centralized approach to policy and underwriting standards

Sound Asset Quality (Percent) 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 NPL/ Total Loans 0.83 0.80 0.69 0.80 0.82 Net Charge Off Ratio -0.04 0.17 -0.11 0.12 0.11 ALLL/Total Loans 1.09 1.01 1.01 1.02 0.97 ALLL/NPL 131 126 147 128 119
Performance Review Brad Scovill Chief Financial Officer

Performance Review: Third Quarter Results * 3Q'01 3Q'02%? Net Income $5,067M $6,265M 23.6% EPS $0.32 $0.37 15.6% ROARE 14.10% 14.12% 0.1% NIM 3.93% 4.31% 9.7% Efficiency Ratio 62.4% 63.1% 1.1% Oper. Revenue $21.0MM $24.7MM 17.6% * GAAP
Performance Review: Third Quarter Results * 3Q'01 3Q'02%? Net Income $4,886M $6,567M 34.4% EPS $0.31 $0.38 22.6% ROARE 13.81% 14.80% 7.2% NIM 3.93% 4.31% 9.7% Efficiency Ratio 63.6% 59.2% -6.9% Oper. Revenue $20.4MM $24.8MM 21.6% * Core, adjusted to exclude unusual items

Performance Review: YTD Results * 9 mos.'01 9 mos. '02%? Net Income $15,049M $17,946M 19.3% EPS $0.96 $1.08 12.5% ROARE 14.36% 14.32% -0.3% NIM 3.86% 4.23% 9.6% Efficiency Ratio 63.1% 62.3% -1.3% Oper. Revenue $61.1MM $72.1MM 18.0% * GAAP
Performance Review: YTD Results * 9 mos.'01 9 mos. '02%? Net Income $13,620M $18,114M 33.0% EPS $0.87 $1.08 24.1% ROARE 13.00% 14.45% 11.1% NIM 3.86% 4.28% 10.9% Efficiency Ratio 64. 3% 60.7% -5.8% Oper. Revenue $58.5MM $72.1MM 23.3% * Core, adjusted to exclude unusual items

Reconciliation to GAAP: Unusual Income Security gains LLC conversion Real estate gains Interest recovery
Reconciliation to GAAP: Unusual Expense Security losses Merger and restructuring charges Severance and early retirement packages Pension termination FHLB prepayment penalty Professional fees on LLC conversion

Core Income 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 West 4.4 4.3 4.9 5.1 5.5 6 6.6 ($Millions)
Core EPS 1Q'01 2Q'01 3Q'01 4Q'01 1Q'01 2Q'02 3Q'02 West 0.28 0.27 0.31 0.33 0.34 0.35 0.38

Core Return on Average Realized Equity 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 West 0.131 0.1233 0.1381 0.1405 0.1441 0.1455 0.148
Core Operating Revenue Growth* 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 West 18.5 19.6 20.4 22 22.6 24.7 24.8 * Core; Non-interest Income is net of operating lease depreciation Net Interest Income + Non-Interest Income* (in MM)

Core Net Interest Margin 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 West 0.0387 0.0388 0.0393 0.0398 0.0426 0.043 0.0431
Core Non-Interest Income/ Core Revenue 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02 Core Net Interest Income 13.7 14.2 14.9 15.8 16.7 18.7 19.2 Core Non-interest Income 4.5 5 5.5 6 5.75 6.25 5.75 26.1% 27.4% 27.4% 28.0% 25.8% 22.5% 24.4%

Core Efficiency Ratio 1Q'01 2Q'01 3Q'01 4Q'01 1Q'02 2Q'02 3Q'02
High Performance Goals Annual EPS growth Greater than 10% Return on Avg. Equity Greater than 16% Efficiency Ratio Less than 60%

Building Shareholder Value 1997 1998 1999 2000 2001 YTD 2002 West 0.4992 0.5312 0.5768 0.6 0.624 0.66 Dividend Growth
Building Shareholder Value One Year Three Years Five Years Sterling Financial Corporation 40.52% 1.34% 11.26% Nasdaq Bank Stock Index 9.20% 12.02% 5.34% Russell Financial Services Index 8.60% 10.84% 4.56% Russell 2000 Index -9.23% -3.98% -3.07% TOTAL SHAREHOLDER RETURNS

Investment Summary Strong, consistent financial performance Solid leadership team Attractive markets Diversified revenue stream Sound asset quality Building momentum
End of Presentation Questions